UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 10, 2007
INSURANCE AUTO AUCTIONS, INC.
(Exact name of registrant as specified in its charter)

Illinois (State or Other Jurisdiction of Incorporation)	033-43247 (Commission File Number)	95-3790111 (IRS Employer Identification No.)
Two Westbrook Corporate Center, Suite 500, Westchester, Illinois 60154
(Address of principal executive offices) (Zip Code)
(708) 492-7000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 4.01 Changes in Registrant’s Certifying Accountant.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
Item 4.01 Changes in Registrant’s Certifying Accountant.
     On January 10, 2007, Insurance Auto Auctions, Inc.’s (hereinafter, “IAAI” or the “Company”) Board of Directors (the “Board”), upon the recommendation of the Audit Committee of the Board, dismissed Deloitte & Touche LLP (“Deloitte”) as its independent registered public accounting firm. The Company has engaged KPMG LLP (“KPMG”) as its independent registered public accounting firm.
In connection with the audit of the fiscal year ended December 31, 2006 and the period of their engagement from August 22, 2006 through January 10, 2007, there have been no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Deloitte would have caused them to make reference in connection with their report to the subject matter of the disagreement, and there have been no “reportable events,” as described in Item 304(a)(1)(v) of Regulation S-K. Deloitte has not issued an audit report on the Company’s financial statements as of or for the year ended December 31, 2006.
     Previously, on December 22, 2006, the Company announced plans to combine operations with ADESA, Inc. (“ADESA”) following the consummation of the acquisition of all of the common stock of ADESA by an investor group that includes the majority owners of IAAI. ADESA’s financial statements for the year ended December 31, 2006 will be audited by KPMG, who became ADESA’s registered independent public accounting firm on May 12, 2006. IAAI’s financial statements for the fiscal years ended December 25, 2005 and December 26, 2004 were also audited by KPMG and KPMG also reviewed IAAI’s first and second quarter 2006 financial statements.
     It is anticipated that KPMG will likely serve as the independent registered public accounting firm for the combined company. The Board of IAAI concluded that having KPMG serve as independent registered public accountants for IAAI for the fiscal year ended December 31, 2006 would be more cost effective and efficient given the expected combination of IAAI’s and ADESA’s operations at the closing of the transaction and the fact that ADESA will account for over 75 percent of the combined company’s revenues post-closing.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits:

Exhibit
Number	Description

16.1	Letter from Deloitte & Touche LLP to the Securities and Exchange Commission dated January 15, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Insurance Auto Auctions, Inc.
By:	/s/ Eric M. Loughmiller
Eric M. Loughmiller
Chief Financial Officer

Date: January 17, 2007